                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  BANK OF AMERICA CORP                Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                       In Compliance
         REQUIRED INFORMATION             ANSWER           APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------------- ------------------------------ -------------
1.   Offering Date                      1/15/2014       None                               N/A
2.   Trade Date                         1/15/2014       Must be the same as #1             Yes
3.   Unit Price of Offering             99.784 USD      None                               N/A
4.   Price Paid per Unit                99.784 USD      Must not exceed #3                 Yes
5.   Years of Issuer's Operations          > 3          Must be at least three years *     Yes
6.   Underwriting Type                     Firm         Must be firm                       Yes
7.   Underwriting Spread                                Sub-Adviser determination to
                                          0.875%        be made                            Yes
8.   Total Price paid by the Fund        $320,000       None                               N/A
9.   Total Size of Offering           $2,000,000,000    None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                           #10 divided by #9 must not
     other investment companies        $201,700,000     exceed 25% **                      Yes
11.  Underwriter(s) from whom the     Merrill Lynch,
     Fund purchased (attach a list   Pierce, Fenner &   Must not include Sub-Adviser
     of all syndicate members)      Smith Incorporated  affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                          Yes          Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  FEDEX CORP                          Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     1/06/2014      None                               N/A
2.   Trade Date                        1/06/2014      Must be the same as #1             Yes
3.   Unit Price of Offering            99.831 USD     None                               N/A
4.   Price Paid per Unit               99.831 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.875%       be made                            Yes
8.   Total Price paid by the Fund       $230,000      None                               N/A
9.   Total Size of Offering           $750,000,000    None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $75,945,000     exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Morgan Stanley &  Must not include Sub-Adviser
     of all syndicate members)          Co. LLC       affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  FEDEX CORP                          Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     1/06/2014      None                               N/A
2.   Trade Date                        1/06/2014      Must be the same as #1             Yes
3.   Unit Price of Offering            99.860 USD     None                               N/A
4.   Price Paid per Unit               99.860 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.875%       be made                            Yes
8.   Total Price paid by the Fund       $230,000      None                               N/A
9.   Total Size of Offering           $500,000,000    None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $47,750,000     exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Goldman, Sachs &  Must not include Sub-Adviser
     of all syndicate members)            Co.         affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  Comcast Corporation. (2024)         Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     2/19/2014      None                               N/A
2.   Trade Date                        2/19/2014      Must be the same as #1             Yes
3.   Unit Price of Offering            99.426 USD     None                               N/A
4.   Price Paid per Unit               99.426 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.450%       be made                            Yes
8.   Total Price paid by the Fund       $85,000       None                               N/A
9.   Total Size of Offering          $1,200,000,000   None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $110,000,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list    BNP Paribas     Must not include Sub-Adviser
     of all syndicate members)      Securities Corp.  affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  The Goldman Sachs Group Inc. (2024) Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                    2/26/2014     None                               N/A
2.   Trade Date                       2/26/2014     Must be the same as #1             Yes
3.   Unit Price of Offering           99.698 USD    None                               N/A
4.   Price Paid per Unit              99.698 USD    Must not exceed #3                 Yes
5.   Years of Issuer's Operations        > 3        Must be at least three years *     Yes
6.   Underwriting Type                   Firm       Must be firm                       Yes
7.   Underwriting Spread                            Sub-Adviser determination to
                                        0.450%      be made                            Yes
8.   Total Price paid by the Fund      $172,000     None                               N/A
9.   Total Size of Offering         $3,000,000,000  None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $150,000,000   exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  GOLDMAN SACHS   Must not include Sub-Adviser
     of all syndicate members)          & CO.       affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes        Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  AETNA INC (2044)                    Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                     3/4/2014     None                               N/A
2.   Trade Date                        3/4/2014     Must be the same as #1             Yes
3.   Unit Price of Offering           99.76 USD     None                               N/A
4.   Price Paid per Unit              99.76 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations        > 3        Must be at least three years *     Yes
6.   Underwriting Type                   Firm       Must be firm                       Yes
7.   Underwriting Spread                            Sub-Adviser determination to
                                        0.875%      be made                            Yes
8.   Total Price paid by the Fund      $44,000      None                               N/A
9.   Total Size of Offering          $375,000,000   None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $30,000,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the   MERRILL LYNCH,
     Fund purchased (attach a list  PIERCE, FENNER  Must not include Sub-Adviser
     of all syndicate members)          & SMI       affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes        Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  Burlington Northern Santa Fe        Offering Type:             US Registered
         LLC (2044)
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                     3/4/2014     None                               N/A
2.   Trade Date                        3/4/2014     Must be the same as #1             Yes
3.   Unit Price of Offering           99.673 USD    None                               N/A
4.   Price Paid per Unit              99.673 USD    Must not exceed #3                 Yes
5.   Years of Issuer's Operations        > 3        Must be at least three years *     Yes
6.   Underwriting Type                   Firm       Must be firm                       Yes
7.   Underwriting Spread                            Sub-Adviser determination to
                                        0.450%      be made                            Yes
8.   Total Price paid by the Fund      $37,000      None                               N/A
9.   Total Size of Offering          $500,000,000   None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $20,000,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list   J.P. MORGAN    Must not include Sub-Adviser
     of all syndicate members)      SECURITIES LLC  affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes        Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  CenterPoint Energy Houston          Offering Type:             US Registered
         Electric, LLC (2044)
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                    3/12/2014     None                               N/A
2.   Trade Date                       3/12/2014     Must be the same as #1             Yes
3.   Unit Price of Offering           98.925 USD    None                               N/A
4.   Price Paid per Unit              98.925 USD    Must not exceed #3                 Yes
5.   Years of Issuer's Operations        > 3        Must be at least three years *     Yes
6.   Underwriting Type                   Firm       Must be firm                       Yes
7.   Underwriting Spread                            Sub-Adviser determination to
                                        0.875%      be made                            Yes
8.   Total Price paid by the Fund      $210,000     None                               N/A
9.   Total Size of Offering          $600,000,000   None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $37,715,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Deutsche Bank   Must not include Sub-Adviser
     of all syndicate members)      Securities Inc  affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes        Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  MasterCard Incorporated (2019)      Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     3/26/2014      None                               N/A
2.   Trade Date                        3/26/2014      Must be the same as #1             Yes
3.   Unit Price of Offering            99.617 USD     None                               N/A
4.   Price Paid per Unit               99.617 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.370%       be made                            Yes
8.   Total Price paid by the Fund       $173,000      None                               N/A
9.   Total Size of Offering           $500,000,000    None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $25,000,000     exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Citigroup Global  Must not include Sub-Adviser
     of all syndicate members)        Markets Inc.    affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  MasterCard Incorporated (2024)      Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     3/26/2014      None                               N/A
2.   Trade Date                        3/26/2014      Must be the same as #1             Yes
3.   Unit Price of Offering            99.571 USD     None                               N/A
4.   Price Paid per Unit               99.571 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.525%       be made                            Yes
8.   Total Price paid by the Fund       $111,000      None                               N/A
9.   Total Size of Offering          $1,000,000,000   None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $100,000,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Citigroup Global  Must not include Sub-Adviser
     of all syndicate members)        Markets Inc.    affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  MasterCard Incorporated (2024)      Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     3/26/2014      None                               N/A
2.   Trade Date                        3/26/2014      Must be the same as #1             Yes
3.   Unit Price of Offering            99.571 USD     None                               N/A
4.   Price Paid per Unit               99.571 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.525%       be made                            Yes
8.   Total Price paid by the Fund       $878,000      None                               N/A
9.   Total Size of Offering          $1,000,000,000   None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $100,000,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Citigroup Global  Must not include Sub-Adviser
     of all syndicate members)        Markets Inc.    affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

Last revised 1/12/2010

                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed          Security Description:      Corporate Bond
         Balanced Portfolio
Issuer:  CVS Caremark Corporation (2043)     Offering Type:             US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                     In Compliance
         REQUIRED INFORMATION            ANSWER          APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ----------------- ------------------------------ -------------
1.   Offering Date                     12/02/2013     None                               N/A
2.   Trade Date                        12/02/2013     Must be the same as #1             Yes
3.   Unit Price of Offering            99.806 USD     None                               N/A
4.   Price Paid per Unit               99.806 USD     Must not exceed #3                 Yes
5.   Years of Issuer's Operations         > 3         Must be at least three years *     Yes
6.   Underwriting Type                    Firm        Must be firm                       Yes
7.   Underwriting Spread                              Sub-Adviser determination to
                                         0.350%       be made                            Yes
8.   Total Price paid by the Fund       $42,000       None                               N/A
9.   Total Size of Offering           $30,000,000     None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                         #10 divided by #9 must not
     other investment companies       $750,000,000    exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list  Barclays Capital  Must not include Sub-Adviser
     of all syndicate members)            Inc.        affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                         Yes         Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES